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                                Retirement Class
                         Supplement Dated June 5, 2009
                  To the Statement of Additional Information
                                Dated May 1, 2009
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In the section titled "Trustees and Officers of the Trust", Mr. Quinn's biographical description is supplemented at the beginning to include at the beginning: "Executive Chairman (2009-Present), Chairman (2006-2009)".


In the section titled "Trustees and Officers of the Trust", Mr. Needles' biographical description is inserted between those of Mr. Quinn and Ms. Behan as follows:

Gene L. Needles, Jr. (54)
  Executive Vice President     President, CEO and Director (2009-Present),
  since 2009                   American Beacon Advisors, Inc.; President (2008-
                               2009), Touchstone Investments; President (2003-
                               2007), CEO (2004-2007), Managing Director of
                               Sales (2002-2003), National Sales Manager
                               (1999-2002), and Regional Sales Manager (1993-
                               1999), AIM Distributors.


In the section titled "Trustees and Officers of the Trust", each occurrence of the phrase "twenty-three funds" or "23 Funds" is replaced with the phrase:
"nineteen funds" or "19 Funds".


In the sub-section titled "All Funds except the Index Funds" in the section titled "Investment Restrictions", the last paragraph is deleted.


In the sub-section titled "Other Investment Company Securities" in the section titled "Other Information", a fifth sentence is inserted as follows:

   These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are itemized in the Fees and Expenses Table for each Fund in its prospectus.


In the sub-section titled "Junk Bonds" in the section titled "Other Information", a ninth and tenth sentence are inserted in the second paragraph as follows:

   Additionally, accruals of interest income for Funds that invest in junk bonds may have to be adjusted in the event of default. In the event of an issuer's default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current dividend payment.


In the sub-section titled "Third Party Service Providers" in the section titled "Disclosure of Portfolio Holdings", the fifth sentence is replaced as follows: State Street serves as the Trust's custodian, accountant and pricing agent.


In the sub-section titled "Third Party Service Providers" in the section titled "Disclosure of Portfolio Holdings", the last sentence is replaced as follows:

   BBH serves as the securities lending agent to the Small Cap Value Fund and the International Equity Fund and has access to the complete list of holdings of those funds on a daily basis.